Prospectus Supplement

John Hancock Investment Trust

John Hancock Emerging Markets Equity Fund (the fund)

Supplement dated December 13, 2023 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

Effective as of January 4, 2024 (the Effective Date), Charlie Dutton will be added as a portfolio manager of the fund. As of the Effective date, Bryony Deuchars, CFA, David Dugdale, PhD, CFA, Philip Ehrmann, Kathryn Langridge, Bhupinder Sachdev, CFA, and Talib Saifee will continue as portfolio managers of the fund, and together with Charlie Dutton, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, as of the Effective Date, the following information will be added under the heading “Portfolio management” in the “Fund summary” section of the fund’s Summary Prospectus:

Charlie Dutton

Senior Managing Director and Portfolio Manager

Managed the fund since 2024

Further, effective as of March 31, 2024, Philip Ehrmann will no longer serve as a portfolio manager for the fund. As of March 31, 2024, Bryony Deuchars, CFA, David Dugdale, PhD, CFA, Charlie Dutton, Kathryn Langridge, Bhupinder Sachdev, CFA, and Talib Saifee, will continue as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of March 31, 2024, all references to Mr. Ehrmann will be removed from the fund’s Summary Prospectus.

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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